                                                                   EXHIBIT 10.14

                AMENDMENT NO. 2 TO BOARD REPRESENTATION AGREEMENT

        This AMENDMENT NO. 2 TO BOARD REPRESENTATION AGREEMENT ("Amendment") dated as of March 12, 2002, is by and among Ingram Micro Inc., a Delaware corporation ("Micro"), and each Person listed on the signature pages hereof. Any capitalized term not otherwise defined herein shall have the meaning ascribed to such term in the Board Representation Agreement dated as of November 6, 1996, as amended on June 1, 2001 (the "Board Representation Agreement").

        WHEREAS, Micro and each Person listed on the signature pages hereof entered into the Board Representation Agreement or now wishes to agree to be bound by the terms of the Board Representation Agreement as contemplated by
Section 3.6 thereof; and

        WHEREAS, the parties hereto desire to amend the Board Representation Agreement.

        Accordingly, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt, sufficiency and mutuality of which are hereby acknowledged by each of the parties hereto, the parties hereto agree as follows:

        1. Agreement to Be Bound. Each entity marked with an asterisk ("*") on the signature pages hereof, in consideration of the transfer of Micro Common Shares to such entity and as provided in the Board Representation Agreement, hereby confirms and agrees to be bound by all of the provisions of the Board Representation Agreement applicable to the transferor of such Micro Common Shares and shall be deemed "Family Stockholders" under Section 1.1(a) thereof, subject to the amendments herein.

        2. Amendment. The Board Representation Agreement shall be amended as follows:

        (a) The definition of "Approving Family Stockholders" in Section 1.1(a) shall be amended so as to delete "David B. Ingram," "Robin
               B. Ingram Patton," "the Trust for David B. Ingram, under Agreement with Hortense B. Ingram dated December 22, 1975," "The David B. Ingram Irrevocable Trust dated July 9, 1992," "the Trust for the Benefit of David B. Ingram established by Martha R. Rivers under Agreement of Trust originally dated April 30, 1982," "the David and Sarah Ingram Family 1996 Generation Skipping Trust," "the Trust for Robin Bigelow Ingram, under Agreement with
               E. Bronson Ingram dated October 27, 1967," the "Trust for Robin Bigelow Ingram, under Agreement with Hortense B. Ingram dated December 22, 1975," "the Robin Ingram Patton Irrevocable Trust, dated July 9, 1992," and "Trust for the Benefit of Robin B. Ingram established by Martha R. Rivers under Agreement of Trust originally date [sic] April 30, 1982" from the definition of "Approving Family Stockholders."

               The definition of "Approving Family Stockholders" shall further be amended to exclude the following Permitted Transferees who may have become parties to the Board Representation Agreement by virtue of holding Micro Common Shares received from a Family
               Stockholder: Ingram Charitable Fund, Inc., Wilson Rivers Patton/Minors Trust Established By Richard C. Patton Under Agreement of Trust dated December 27, 1994, Reid Ingram Patton/Minors Trust Established By Robin Ingram Patton Under Agreement of Trust dated December 19, 1997, Crawford Bronson Patton/Minors Trust Established by Robin Ingram Patton Under Agreement of Trust dated December 19, 1997, The David Bronson Ingram Annuity Trust 2000, The David Bronson Ingram Annuity Trust 2001, and The David Bronson Ingram Annuity Trust No. 2-2001.

        (b) The definition of "Family Stockholders" in Section 1.1(a) of the Board Representation Agreement is amended to read in its entirety as follows:

               "Family Stockholders" means the Persons listed on the signature pages hereof (other than Micro) and all Permitted Transferees of each such Person, except that David B. Ingram, Robin B. Ingram Patton, Ingram Charitable Fund, Inc., Wilson Rivers Patton/Minors Trust Established By Richard C. Patton Under Agreement of Trust dated December 27, 1994, Reid Ingram Patton/Minors Trust Established By Robin Ingram Patton Under Agreement of Trust dated December 19, 1997, Crawford Bronson Patton/Minors Trust Established by Robin Ingram Patton Under Agreement of Trust dated December 19, 1997, The David Bronson Ingram Annuity Trust 2000, The David Bronson Ingram Annuity Trust 2001, The David Bronson Ingram Annuity Trust No. 2-2001, the Trust for David B. Ingram, under Agreement with E. Bronson Ingram dated October 27, 1967, the Trust for David B. Ingram, under Agreement with E. Bronson Ingram dated June 14, 1968, the Trust for David B. Ingram, under Agreement with Hortense B. Ingram dated December 22, 1975, The David B. Ingram Irrevocable Trust dated July 9, 1992, the Trust for the Benefit of David B. Ingram established by Martha R. Rivers under Agreement of Trust originally dated April 30, 1982, the David and Sarah Ingram Family 1996 Generation Skipping Trust, the Trust for Robin Bigelow Ingram, under Agreement with E. Bronson Ingram dated October 27, 1967, the Trust for Robin Bigelow Ingram, under Agreement with E. Bronson Ingram dated June 14, 1968, the Trust for Robin Bigelow Ingram, Under Agreement with Hortense B. Ingram dated December 22, 1975, the Robin Ingram Patton Irrevocable Trust, dated July 9, 1992, and Trust for the Benefit of Robin B. Ingram established by Martha R. Rivers under Agreement of Trust originally dated April 30, 1982 shall be deemed removed as signatories to the Board Representation Agreement, such that none of them shall be deemed a "Family Stockholder."

        (c) The definition of "Permitted Transferee" in Section 1.1(a) of the Board Representation Agreement is amended to read in its entirety as follows:

               "Permitted Transferee" means, with respect to any Family Stockholder, any of the other Family Stockholders or any of their respective spouses, descendants (including adopted persons and their descendants), estates, affiliates or any trust or other entities for the benefit of any of the foregoing Persons and beneficiaries of the QTIP Marital Trust created under the E. Bronson Ingram Revocable Trust Agreement dated January 4, 1995 upon the death of Martha R. Ingram, whether the transfer occurs voluntarily during life or at death, whether by appointment, will or intestate descent or distribution; provided, that any individual or entity that has been removed as an Approving Family Stockholder or a Family Stockholder pursuant to any amendment to this Agreement shall not be or become a Permitted Transferee by virtue of the transfer of Micro Common Shares to such individual or entity by parties that continue to be subject to the Agreement; further provided, that nothing in this Agreement shall prevent or restrict the transfer of Micro Common Shares to any individual or entity that has been removed as an Approving Family Stockholder or a Family Stockholder pursuant to any Amendment of this Agreement. Without limiting the generality of the foregoing, transfers from the QTIP Marital Trust created under the E. Bronson Ingram Revocable Trust Agreement dated January 4, 1995 to the Martha and Bronson Ingram Foundation shall be deemed transfers to a Permitted Transferee.

        (d) Exhibit A to the Board Representation Agreement shall be deleted in its entirety and replaced with Exhibit A attached to this Amendment.

        3. Intent of the Parties. The purpose and intent of this Amendment is that no provision of the Board Representation Agreement shall be deemed to apply to David B. Ingram, Robin B. Ingram Patton, Ingram Charitable Fund, Inc., Wilson Rivers Patton/Minors Trust Established By Richard C. Patton Under Agreement of Trust dated December 27, 1994, Reid Ingram Patton/Minors Trust Established By Robin Ingram Patton Under Agreement of Trust dated December 19, 1997, Crawford Bronson Patton/Minors Trust Established by Robin Ingram Patton Under Agreement of Trust dated December 19, 1997, The David Bronson Ingram Annuity Trust 2000, The David Bronson Ingram Annuity Trust 2001, The David Bronson Ingram Annuity Trust No. 2-2001, the Trust for David B. Ingram, under Agreement with E. Bronson Ingram dated October 27, 1967, the Trust for David B. Ingram, under Agreement with E. Bronson Ingram dated June 14, 1968, the Trust for David B. Ingram, under Agreement with Hortense B. Ingram dated December 22, 1975, The David B. Ingram Irrevocable Trust dated July 9, 1992, the Trust for the Benefit of David B. Ingram established by Martha R. Rivers under Agreement of Trust originally dated April 30, 1982, the David and Sarah Ingram Family 1996 Generation Skipping Trust, the Trust for Robin Bigelow Ingram, under Agreement with E. Bronson Ingram dated October 27, 1967, the Trust for Robin Bigelow Ingram, under Agreement with E. Bronson Ingram dated June 14, 1968, the Trust for Robin Bigelow Ingram, Under Agreement with Hortense B. Ingram dated December 22, 1975, the Robin Ingram Patton Irrevocable Trust, dated July 9, 1992, or Trust for the Benefit of Robin B. Ingram established by Martha R. Rivers under Agreement of Trust originally dated April 30, 1982 (collectively, the "Former Family Stockholders") from and after the date of this

Amendment and that they will not be or become parties to the Board Representation Agreement for any purpose. In furtherance of such intent, each of David B. Ingram, Robin B. Ingram Patton and said trusts hereby irrevocably waives any voting or approval right that they have under the Board Representation Agreement and/or the related section(s) of the bylaws of Micro, and the parties to the Board Representation Agreement, other than the Former Family Stockholders, waive any and all rights pursuant to the terms of the Board Representation Agreement each of them may have against the Former Family Stockholders.

        4. Parties No Longer in Existence. The parties hereto acknowledge that they have been informed that the Trust For Orrin Henry Ingram, II, Under Agreement With E. Bronson Ingram Dated October 27, 1967, the Trust For Orrin Henry Ingram, II, Under Agreement With E. Bronson Ingram dated June 14, 1968, Trust For John Rivers Ingram, Under Agreement With E. Bronson Ingram Dated October 27, 1967, and the Trust For John Rivers Ingram, Under Agreement With E. Bronson Ingram dated June 14, 1968 have terminated pursuant to their terms since the date of the Board Representation Agreement. As such, the Trust For Orrin Henry Ingram, II, Under Agreement With E. Bronson Ingram Dated October 27, 1967, the Trust For Orrin Henry Ingram, II, Under Agreement With E. Bronson Ingram dated June 14, 1968, Trust For John Rivers Ingram, Under Agreement With E. Bronson Ingram Dated October 27, 1967, and the Trust For John Rivers Ingram, Under Agreement With E. Bronson Ingram dated June 14, 1968 shall be removed for all purposes as parties to the Board Representation Agreement.

        5. Board Representation Agreement in Full Force and Effect. Except as hereby specifically amended, the parties do hereby ratify and confirm the terms, covenants, provisions and conditions of the Board Representation Agreement which shall continue in full force and effect.

        6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute an entire agreement.

        7. Entire Agreement. The Board Representation Agreement, as amended by this Amendment, constitutes the entire agreement of the parties hereto relating to the subject hereof and supersedes all prior agreements, negotiations, representations and covenants of the parties, all of which are deemed merged herein.

        8. Binding Effect. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

        9. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                    INGRAM MICRO INC.


                                    By:    /s/ JAMES E. ANDERSON, JR.
                                        ---------------------------------------
                                    Name:  James E. Anderson, Jr.
                                    Title: Senior Vice President, Secretary
                                           and General Counsel

                                    /s/ MARTHA R. INGRAM
                                    -----------------------------------
                                    Martha R. Ingram

                                    /s/ ORRIN H. INGRAM, II
                                    -----------------------------------
                                    Orrin H. Ingram, II

                                    /s/ JOHN R. INGRAM
                                    -----------------------------------
                                    John R. Ingram

                                    /s/ DAVID B. INGRAM
                                    -----------------------------------
                                    David B. Ingram

                                    /s/ ROBIN B. INGRAM PATTON
                                    -----------------------------------
                                    Robin B. Ingram Patton


                                    QTIP MARITAL TRUST CREATED UNDER
                                    THE E. BRONSON INGRAM REVOCABLE
                                    TRUST AGREEMENT DATED
                                    JANUARY 4, 1995


                                    By:     MARTHA R. INGRAM, ORRIN H.
                                            INGRAM, II, AND JOHN R. INGRAM, AS
                                            CO-TRUSTEES

                                    By:  /s/ MARTHA R. INGRAM
                                       --------------------------------------
                                       Name:  Martha R. Ingram
                                       Title: Co-Trustee

                                    By:   /s/ ORRIN H. INGRAM, II
                                        ---------------------------------------
                                        Name:  Orrin H. Ingram, II
                                        Title: Co-Trustee


                                    By:   /s/ JOHN R. INGRAM
                                        ---------------------------------------
                                        Name:  John R. Ingram
                                        Title: Co-Trustee


                                    E. BRONSON INGRAM 1995 CHARITABLE
                                    REMAINDER 5% UNITRUST

                                    By:  MARTHA R. INGRAM, AS TRUSTEE

                                    By:   /s/ MARTHA R. INGRAM
                                        ---------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Trustee

                                    MARTHA AND BRONSON INGRAM
                                    FOUNDATION

                                    By: MARTHA R. INGRAM, ORRIN H. INGRAM AND
                                        JOHN R. INGRAM, AS CO- TRUSTEES


                                    By:   /s/ MARTHA R. INGRAM
                                        ---------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Co-Trustee

                                    By:   /s/ ORRIN H. INGRAM
                                        ---------------------------------------
                                        Name:  Orrin H. Ingram
                                        Title: Co-Trustee

                                    By:   /s/ JOHN R. INGRAM
                                        ---------------------------------------
                                        Name:  John R. Ingram
                                        Title: Co-Trustee

                                    E. BRONSON INGRAM 1994 CHARITABLE
                                    LEAD ANNUITY TRUST


                                    By:  ORRIN H. INGRAM AND JOHN R.
                                         INGRAM, AS CO-TRUSTEES


                                    By:   /s/ ORRIN H. INGRAM
                                        ---------------------------------------
                                        Name:  Orrin H. Ingram
                                        Title: Co-Trustee

                                    By:   /s/ JOHN R. INGRAM
                                        ---------------------------------------
                                        Name:  John R. Ingram
                                        Title: Co-Trustee

                                    INGRAM CHARITABLE FUND, INC.*

                                    By: MARTHA R. INGRAM, PRESIDENT


                                    By:   /s/ MARTHA R. INGRAM
                                        ---------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: President

                                    TRUST FOR ORRIN HENRY INGRAM, II,
                                    UNDER AGREEMENT WITH HORTENSE B.
                                    INGRAM DATED DECEMBER 22, 1975

                                    By: SUNTRUST BANK, ATLANTA,
                                        TRUSTEE

                                    By:   /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)


                                    THE ORRIN H. INGRAM IRREVOCABLE
                                    TRUST DATED JULY 9, 1992

                                    By: SUNTRUST BANK, ATLANTA, AND WILLIAM
                                        S. JONES, AS CO-TRUSTEES


                                    By:   /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)

                                    By:   /s/ WILLIAM S. JONES
                                        ---------------------------------------
                                        Name:  William S. Jones
                                        Title: Co-Trustee


                                    TRUST FOR THE BENEFIT OF ORRIN H. INGRAM
                                    ESTABLISHED BY MARTHA R. RIVERS UNDER
                                    AGREEMENT OF TRUST ORIGINALLY
                                    DATED APRIL 30, 1982, AS AMENDED

                                    By: SUNTRUST BANK, ATLANTA, AND WILLIAM
                                        S. JONES, AS CO-TRUSTEES


                                    By:   /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)

                                    By:   /s/ WILLIAM S. JONES
                                        ---------------------------------------
                                        Name:  William S. Jones
                                        Title: Co-Trustee

                                    ORRIN AND SARA INGRAM FAMILY 1997
                                    GENERATION SKIPPING TRUST *

                                    By:  WILLIAM S. JONES, AS TRUSTEE


                                    By:   /s/ WILLIAM S. JONES
                                        ---------------------------------------
                                        Name:  William S. Jones
                                        Title: Trustee

                                    TRUST FOR JOHN RIVERS INGRAM, UNDER
                                    AGREEMENT WITH HORTENSE B. INGRAM
                                    DATED DECEMBER 22, 1975

                                    By:  SUNTRUST BANK, ATLANTA, AS
                                         TRUSTEE

                                    By:   /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)

                                    THE JOHN R. INGRAM IRREVOCABLE TRUST
                                    DATED JULY 9, 1992


                                    By: SUNTRUST BANK, ATLANTA, AND WILLIAM
                                        S. JONES, AS CO-TRUSTEES


                                    By:   /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)


                                    By:   /s/ WILLIAM S. JONES
                                        ---------------------------------------
                                        Name:  William S. Jones
                                        Title: Co-Trustee

                                    TRUST FOR THE BENEFIT OF JOHN R. INGRAM
                                    ESTABLISHED BY MARTHA R. RIVERS, UNDER
                                    AGREEMENT OF TRUST ORIGINALLY
                                    DATED APRIL 30, 1982, AS AMENDED

                                    By: SUNTRUST BANK, ATLANTA, AND WILLIAM
                                        S. JONES, AS CO-TRUSTEES


                                    By:   /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)


                                    By:   /s/ WILLIAM S. JONES
                                        ---------------------------------------
                                        Name:  William S. Jones
                                        Title: Co-Trustee

                                    THE JOHN AND STEPHANIE INGRAM FAMILY
                                    1996 GENERATION SKIPPING TRUST

                                    By:  WILLIAM S. JONES, AS TRUSTEE


                                    By:   /s/ WILLIAM S. JONES
                                        ---------------------------------------
                                        Name:  William S. Jones
                                        Title: Trustee

                                    THE JOHN RIVERS INGRAM
                                    ANNUITY TRUST 2000 *

                                    By: JOHN R. INGRAM, AS TRUSTEE

                                    By:   /s/ JOHN R. INGRAM
                                        ---------------------------------------
                                        Name: John R. Ingram
                                        Title: Trustee

                                    THE JOHN RIVERS INGRAM
                                    ANNUITY TRUST 2001 *

                                    By: JOHN R. INGRAM, AS TRUSTEE

                                    By:   /s/ JOHN R. INGRAM
                                        ---------------------------------------
                                        Name:  John R. Ingram
                                        Title: Trustee

                                    TRUST FOR DAVID B. INGRAM, UNDER
                                    AGREEMENT WITH E. BRONSON INGRAM
                                    DATED OCTOBER 27, 1967

                                    By: SUNTRUST BANK, ATLANTA, AND
                                        MARTHA R. INGRAM, AS CO-TRUSTEES

                                    By:   /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)


                                    By:   /s/ MARTHA R. INGRAM
                                        ---------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Co-Trustee

                                    TRUST FOR DAVID B. INGRAM, UNDER
                                    AGREEMENT WITH E. BRONSON INGRAM
                                    DATED JUNE 14, 1968

                                    By: SUNTRUST BANK, ATLANTA, AND
                                        MARTHA R. INGRAM, AS CO-TRUSTEES

                                    By:   /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)

                                    By:   /s/ MARTHA R. INGRAM
                                        ---------------------------------------
                                        Name: Martha R. Ingram
                                        Title: Co-Trustee

                                    TRUST FOR DAVID B. INGRAM, UNDER
                                    AGREEMENT WITH HORTENSE B. INGRAM
                                    DATED DECEMBER 22, 1975

                                    By:  SUNTRUST BANK, ATLANTA,
                                         TRUSTEE

                                    By:   /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)


                                    THE DAVID B. INGRAM IRREVOCABLE
                                    TRUST DATED JULY 9, 1992

                                    By: SUNTRUST BANK, ATLANTA, AND WILLIAM
                                        S. JONES, AS CO-TRUSTEES


                                    By:   /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)


                                    By:   /s/ WILLIAM S. JONES
                                        ---------------------------------------
                                        Name:  William S. Jones
                                        Title: Co-Trustee

                                    TRUST FOR THE BENEFIT OF DAVID B. INGRAM
                                    ESTABLISHED BY MARTHA R. RIVERS, UNDER
                                    AGREEMENT OF TRUST ORIGINALLY DATED
                                    APRIL 30, 1982, AS AMENDED

                                    By: SUNTRUST BANK, ATLANTA, AND WILLIAM
                                        S. JONES, AS CO-TRUSTEES


                                    By:   /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)

                                    By:   /s/ WILLIAM S. JONES
                                        ---------------------------------------
                                        Name:  William S. Jones
                                        Title: Co-Trustee

                                    DAVID AND SARAH INGRAM FAMILY 1996
                                    GENERATION SKIPPING TRUST

                                    By:  JOHN FLETCHER, AS TRUSTEE


                                    By:   /s/ JOHN FLETCHER
                                        ---------------------------------------
                                        Name:  John Fletcher
                                        Title: Trustee

                                    THE DAVID BRONSON INGRAM ANNUITY TRUST 2000*

                                    By: DAVID B. INGRAM, AS TRUSTEE

                                    By:   /s/ DAVID B. INGRAM
                                        ---------------------------------------
                                        Name:  David B. Ingram
                                        Title: Trustee

                                    THE DAVID BRONSON INGRAM ANNUITY
                                    TRUST 2001*

                                    By:  DAVID B. INGRAM, AS TRUSTEE

                                    By:   /s/ DAVID B. INGRAM
                                        ---------------------------------------
                                        Name:  David B. Ingram
                                        Title: Trustee

                                    THE DAVID BRONSON INGRAM ANNUITY
                                    TRUST NO. 2-2001*

                                    By: DAVID B. INGRAM, AS TRUSTEE

                                    By:   /s/ DAVID B. INGRAM
                                        ---------------------------------------
                                        Name:  David B. Ingram
                                        Title: Trustee

                                    TRUST FOR ROBIN BIGELOW INGRAM, UNDER
                                    AGREEMENT WITH E. BRONSON INGRAM
                                    DATED OCTOBER 27, 1967

                                    By: SUNTRUST BANK, ATLANTA, AND
                                        MARTHA R. INGRAM, AS CO-TRUSTEES


                                    By:     /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)

                                    By:     /s/ MARTHA R. INGRAM
                                        ---------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Co-Trustee

                                    TRUST FOR ROBIN BIGELOW INGRAM, UNDER
                                    AGREEMENT WITH E. BRONSON INGRAM
                                    DATED JUNE 14, 1968

                                    By: SUNTRUST BANK, ATLANTA, AND
                                        MARTHA R. INGRAM, AS CO- TRUSTEES


                                    By:     /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)


                                    By:     /s/ MARTHA R. INGRAM
                                        ---------------------------------------
                                        Name:  Martha R. Ingram
                                        Title: Co-Trustee

                                    TRUST FOR ROBIN BIGELOW INGRAM, UNDER
                                    AGREEMENT WITH HORTENSE B. INGRAM
                                    DATED DECEMBER 22, 1975

                                    By: SUNTRUST BANK, ATLANTA, AS TRUSTEE

                                    By:     /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)

                                    THE ROBIN INGRAM PATTON IRREVOCABLE TRUST
                                    DATED JULY 9, 1992

                                    By: SUNTRUST BANK, ATLANTA, AND WILLIAM
                                        S. JONES, AS CO-TRUSTEES


                                    By:     /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)


                                    By:     /s/ WILLIAM S. JONES
                                        ---------------------------------------
                                        Name:  William S. Jones
                                        Title: Co-Trustee

                                    TRUST FOR THE BENEFIT OF ROBIN B. INGRAM
                                    ESTABLISHED BY MARTHA R. RIVERS UNDER AN
                                    AGREEMENT OF TRUST ORIGINALLY DATED
                                    APRIL 30, 1982, AS AMENDED

                                    By: SUNTRUST BANK, ATLANTA, AND WILLIAM
                                        S. JONES, AS CO-TRUSTEES


                                    By:     /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)


                                    By:     /s/ WILLIAM S. JONES
                                        ---------------------------------------
                                        Name:  William S. Jones
                                        Title: Co-Trustee

                                    WILSON RIVERS PATTON/MINORS TRUST
                                    ESTABLISHED BY RICHARD C. PATTON,
                                    UNDER AGREEMENT OF TRUST DATED
                                    DECEMBER 27, 1994 *

                                    By: SUNTRUST BANK, ATLANTA, AS TRUSTEE

                                    By:     /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)

                                    REID INGRAM PATTON/MINORS TRUST ESTABLISHED
                                    BY ROBIN INGRAM PATTON, UNDER AGREEMENT OF
                                    TRUST DATED DECEMBER 19, 1997*

                                    By: SUNTRUST BANK, ATLANTA, AS TRUSTEE

                                    By:     /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)

                                    CRAWFORD BRONSON PATTON/MINORS
                                    TRUST ESTABLISHED BY ROBIN INGRAM
                                    PATTON, UNDER AGREEMENT OF TRUST
                                    DATED DECEMBER 19, 1997 *

                                    By: SUNTRUST BANK, ATLANTA, AS TRUSTEE

                                    By:     /s/ THOMAS A. SHANKS
                                        ---------------------------------------
                                        Name:  Thomas A. Shanks
                                        Title: First Vice President
                                               (SunTrust Bank, Atlanta)

                                    EXHIBIT A

Attribution of Approving Voting Power

1. With respect to any vote pursuant to Section 2.5, and as of any given date, Orrin H. Ingram, II shall be attributed and entitled to cast a number of votes equal to fifty percent (50%) of the Outstanding Voting Power of all Micro Common Shares owned by the E. Bronson Ingram 1994 Charitable Lead Annuity Trust.

2. With respect to any vote pursuant to Section 2.5, and as of any given date, John R. Ingram shall be attributed and entitled to cast a number of votes equal to fifty percent (50%) of the Outstanding Voting Power of all Micro Common Shares owned by the E. Bronson Ingram 1994 Charitable Lead Annuity Trust.